Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C.  1350, we the undersigned Chief Executive Officer and Chief Financial Officer, respectively, of Canterbury Park Holding Corporation (the “Company”), hereby certify that:

(1)                                                          The Annual Report of the Company on Form 10-K for the period ended December 31, 2004, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                                          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Canterbury Park Holding Corporation

Date: March 29, 2005	/s/ Randall D. Sampson
Randall D. Sampson,
President, and Chief Executive Officer

Date: March 29, 2005	/s/ David C. Hansen
David C. Hansen,
Vice President, and Chief Financial Officer